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                                                                    EXHIBIT 10.5


                            AMENDING AGREEMENT NO. 1


     THIS IS AN AMENDING AGREEMENT made as of October 31, 1997 among PHILIP SERVICES CORP. as a borrower in Canada (the "CDN. BORROWER"), PHILIP SERVICES (DELAWARE), INC. (formerly Philip Environmental (Delaware), Inc.), as a borrower in the United States of America (the "U.S. BORROWER") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (the "ADMINISTRATIVE AGENT") on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower, as borrowers (the "BORROWERS"), the Persons from time to time party to such agreement as lenders (the "LENDERS"), the Administrative Agent, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Canadian Imperial Bank of Commerce and Bankers Trust Company, as co-arrangers, and Dresdner Bank Canada, Dresdner Bank AG New York Branch and Royal Bank of Canada, as documentation agents, are parties to a credit agreement dated as of August 11, 1997 (the "CREDIT AGREEMENT").

B.   The Borrowers have requested certain amendments to the Credit Agreement.

C. The Lenders, subject to the conditions set forth in this amending agreement, have consented to the amendments requested by the Borrowers and have authorized the Administrative Agent to execute and deliver this amending agreement to the Borrowers on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


     NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this amending agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, agree as follows:


                                  ARTICLE ONE

                                 INTERPRETATION

SECTION 1.01 ONE AGREEMENT: This amending agreement amends the Credit Agreement. This amending agreement and the Credit Agreement shall be read, interpreted, construed and
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have effect as, and shall constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Credit Agreement as of the date of this amending agreement.

SECTION 1.02 DEFINED TERMS: In this amending agreement, unless something in the subject matter or context is inconsistent:

      (a) terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

      (b) all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this amending agreement.

SECTION 1.03 HEADINGS: The headings of the Articles and Sections of this amending agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this amending agreement.

SECTION 1.04 REFERENCES: All references to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Credit Agreement.


                                  ARTICLE TWO

                                   AMENDMENTS

SECTION 2.01 DEFINITIONS: The definition of Additional Debt in Section 1.01 of the Credit Agreement is amended by:

      (a) (x) removing the words "the Cdn. Borrower or" from the third line of paragraph (a) of such definition, and (y) revising the words "such Debt shall not be capable of being accelerated prior to an acceleration of Debt under this Agreement" found at the end of clause (iv) of paragraph (a) of such definition and at the end of clause (v) of paragraph (b) of such definition to read "such Debt shall not be capable of being accelerated in circumstances which would not also permit an acceleration of Debt under this Agreement"; and

      (b) adding the following definition to such Section to be inserted in the correct alphabetical order:



                  "EQUITY FINANCING CLOSING DATE" shall mean the closing date of the equity offering of common shares of the Cdn. Borrower announced by the

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                  Cdn. Borrower on September 29, 1997 as the terms of, and the number of shares comprised in, such equity offering may be finalized by the Cdn. Borrower prior to the closing of such offering."

SECTION 2.02 FINANCIAL COVENANTS: Subsections 8.03(a) and 8.03(b) of the Credit Agreement are amended to read as follows:

      "(a) will ensure that the Interest Coverage Ratio is at all times:

             (i)  on or before March 31, 1998, greater than 3.0 to 1.0; and

             (ii) on or after April 1, 1998, greater than 3.5 to 1.0;

      (b) will ensure that the Debt to EBITDA Covenant Ratio is at all times:

             (i) on or before the earlier of March 31, 1998 and the Equity Financing Closing Date, equal to or less than 5.0 to 1.0;

             (ii) on or after the earlier of April 1, 1998 and the Equity
                  Financing Closing Date and on or before December 31, 1998, equal to or less than 4.25 to 1.0;

             (iii)on or after January 1, 1999 and on or before December 31,
                  1999, equal to or less than 4.0 to 1.0;  and

             (iv) on or after January 1, 2000, equal to or less than 3.75 to
                  1.0;"

SECTION 2.03 SCHEDULES: Schedule 4 of the Credit Agreement is amended by deleting reference to Philip Services (Europe) Limited in such Schedule and by adding PSC (Europe) Limited to such Schedule.


                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01 CONFIRMATION OF REPRESENTATIONS: Each of the Borrowers represents and warrants that, as at the date of this amending agreement, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in Article Seven of the Credit Agreement are true and correct.
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                                  ARTICLE FOUR

                                    GENERAL

SECTION 4.01 CONFIRMATION: The Credit Agreement, as amended by this amending agreement, is hereby confirmed by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

SECTION 4.02 AMENDMENT FEES: In consideration of the Lenders agreeing to the amendments to the Credit Agreement effected by this amending agreement, the Cdn. Borrower has paid to each of the Lenders a fee of U.S. $7,500. This fee shall be deemed to have been fully earned by each of the Lenders on the date of the execution and delivery of this amending agreement by the Administrative Agent.

SECTION 4.03 BINDING NATURE: This amending agreement shall enure to the benefit of and be binding upon the Borrowers, the Administrative Agent, the Lenders, the Other Agents, their respective Eligible Affiliates and their respective successors and permitted assigns.

SECTION 4.04 CONFLICTS: If, after the date of this amending agreement, any provision of this amending agreement is inconsistent with any provision of the Credit Agreement the relevant provision of this amending agreement shall prevail.

SECTION 4.05 LAW OF CONTRACT: This amending agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of the laws of Canada applicable in the Province of Ontario.

SECTION 4.06 COUNTERPART AND FACSIMILE: This amending agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this amending agreement by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this amending agreement by such party.


     IN WITNESS OF WHICH the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, have executed




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this amending agreement as of the date indicated on
the first page of this amending agreement.


                                             PHILIP ENVIRONMENTAL



PHILIP SERVICES CORP.                     (DELAWARE), INC.

by: /s/ Marvin Boughton                   by: /s/ Marvin Boughton
    ___________________________               ______________________________
    name:  Marvin Boughton                    name:  Marvin Boughton
    title: Chief Financial Officer,           title: Chief Financial Officer,
           Executive Vice President                  Executive Vice President

by: /s/ Colin Soule                       by: /s/ Colin Soule
    ___________________________               _______________________________
    name:  Colin Soule                        name:  Colin Soule
    title: Executive Vice President,          title: Executive Vice President,
           General Counsel                           General Counsel


CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as Administrative Agent)

by: /s/ Steve Nishimora
    ____________________________
    name:  Steve Nishimora
    title: Director



                        ACKNOWLEDGEMENT AND CONFIRMATION
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     Each of the undersigned consents to the above referenced amendments to the
Credit Agreement and to the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, entering into this amending agreement and acknowledges and agrees that all of the guarantees and security delivered by it to any one or more of the Administrative Agent and the Lenders in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the Other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect notwithstanding the entering into of this amending agreement by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, and notwithstanding the amendments to the Credit Agreement effected by this amending agreement.

     This acknowledgement and confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this acknowledgement and confirmation by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this acknowledgement and confirmation by such party.


     IN WITNESS OF WHICH each of the undersigned have executed this acknowledgement and confirmation as of the date referred to on the first page of this amending agreement.


                                         PHILIP INTERNATIONAL DEVELOPMENT INC.

                                         PHENCORP INTERNATIONAL B.V.

                                         PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

                                         REFLUENT INVESTMENTS LIMITED

                                         1244764 ONTARIO LIMITED

                                         SCHIFLUENT LIMITED

                                         IVOR SIMMONS FAMILY HOLDINGS INC.





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                               PHILIP INVESTMENT CORP.

                               CHEM-SERV ASSOCIATES INC.

                               LYNX ENVIRONMENTAL SERVICES LTD.

                               PHILIP ANALYTICAL SERVICES CORPORATION

                               RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC ALUMINUM RECYCLING INC.

                               PHILIP ENVIRONMENTAL (ELMIRA) INC.

                               PHILIP ENTERPRISES INC.

                               PHILIP ENVIRONMENTAL SERVICES LIMITED

                               PHENCORP REINSURANCE COMPANY INC.

                               2766906 CANADA INC.

                               TARO AGGREGATES LTD.

                               1233793 ONTARIO INC.

                               1195613 ONTARIO INC.

                               842578 ONTARIO LIMITED

                               ALLWASTE OF CANADA LTD.

                               CALIGO RECLAMATION LTD.

                               CALIGO REINGUNGSGES M.B.H.

                               SERV-TECH CANADA INC.

                               ST DELTA CANADA INC.

                               LUNTZ CORPORATION
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RMF GLOBAL, INC.
(the surviving corporation from the merger of RMF Global, Inc., RMF Industrial Services, Inc. and RMF Global Management Co., Inc. into Philip Environmental Services Acquisition Corporation)

RMF INDUSTRIAL CONTRACTING, INC.

RMF ENVIRONMENTAL, INC.

COUSINS WASTE CONTROL CORPORATION
(the surviving corporation from the merger of LWC Equipment Company, BBC Environmental Enterprises, Inc. and Cousins Waste Control Corporation into Philip Environmental Services Acquisition (Ohio) Corporation)

PEN METALS (DELAWARE), INC.

PHILIP METALS (DELAWARE), INC.

LUNTZ ACQUISITION (DELAWARE) CORPORATION

PHILIP METALS RECOVERY (USA) INC.
(the surviving corporation from the merger of Conversion Resources, Incorporated and Warrenton Resources, Inc. into Philip Metals Recovery (USA) Inc.)

PHILIP ENVIRONMENTAL OF IDAHO CORPORATION

PHILIP ENVIRONMENTAL (SOUTH CAROLINA), INC.

PHILIP ENVIRONMENTAL (WASHINGTON) INC.

BURLINGTON ENVIRONMENTAL INC.
(a Delaware corporation)





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                                     - 9 -


            PHILIP ENVIRONMENTAL SERVICES CORPORATION
            (the surviving corporation from the merger of Jaca Corp. into Philip Environmental Services Corporation)

            SOLVENT RECOVERY CORPORATION

            BURLINGTON ENVIRONMENTAL INC.
            (a Washington corporation)

            RESOURCE RECOVERY CORPORATION

            TERMCO CORPORATION

            UNITED DRAIN OIL SERVICE, INC.

            GASOLINE TANK SERVICE COMPANY, INC.

            PHILIP ENVIRONMENTAL (NEW YORK) INC.

            ROTH BROS. SMELTING CORP.

            NORTRU, INC.

            ALLWORTH, INC.

            CHEMICAL RECLAMATION SERVICE, INC.

            CYANOKEM INC.

            RHO-CHEM CORPORATION

            SESSA, S.A. DE C.V.

            THERMALKEM INC.

            ALLWASTE, INC.

            PSC ENTERPRISES INC.
            (formerly Allquest Enterprises, Inc.)





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                           ALLIES STAFFING, INC.

                           ALLQUEST CAPITAL, INC.

                           ALLQUEST ENERGY SERVICES, INC.

                           ALLWASTE TANK CLEANING, INC.

                           ALLWASTE RECOVERY SYSTEMS, INC.

                           HYDROWASH RECYCLING SYSTEMS, INC.

                           ALLWASTE RAILCAR CLEANING, INC.

                           GRS/LAKE CHARLES, LTD.

                           GEORGIA RECOVERY SYSTEMS

                           ALLWASTE ENVIRONMENTAL SERVICES, INC.

                           CALIGO LTD.

                           ALL SAFETY & SUPPLY, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES OF LOUISIANA, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES OF MISSOURI, INC.

                           ALLWASTE ACCESS SERVICES, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES OF OKLAHOMA, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES OF TEXAS, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/SOUTHWEST, INC.





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                           ALLWASTE/NAL, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/SOUTH CENTRAL, INC.

                           ALLWASTE EXPLOSIVE SERVICES, INC.

                           JAMES & LUTHER SERVICES, INC.

                           ALLWASTE SERVICES OF EL PASO, INC.

                           ALLWASTE TEXQUISITION, INC.

                           ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES OF OHIO, INC.

                           J.D. MEAGHER/ALLWASTE, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL, INC. (an Iowa corporation)

                           ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL, INC. (an Illinois corporation)

                           OIL RECYCLING, INC.

                           CLEAN AMERICA, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/NORTH ATLANTIC, INC.

                           JESCO INDUSTRIAL SERVICES, INC.

                           ALLWASTE/WHITING, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/WEST





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                                     - 12 -




                              COAST, INC.

                              ALLWASTE TRANSPORTATION AND REMEDIATION, INC.

                              ALLWASTE OF HAWAII, LTD.

                              ALLWASTE INTERMOUNTAIN PLANT SERVICES, INC.

                              ALLSCAFF, INC.

                              ALLWASTE ENVIRONMENTAL SERVICES/CENTRAL FLORIDA, INC.

                              ALLWASTE ENVIRONMENTAL SERVICES OF ATLANTA, INC.

                              ALLWASTE SERVICES OF CHARLOTTE, INC.

                              ALLWASTE SERVICES OF MOBILE, INC.

                              BEC/ALLWASTE, INC.

                              INDUSTRIAL CONSTRUCTION SERVICES COMPANY, INC.

                              MADSEN/BARR-ALLWASTE, INC.

                              APLC, INC.

                              ALRC, INC.

                              AWI/ETSS ACQUISITION, INC.

                              TIPCO ACQUISITION CORP.

                              AWI/SOUTHWEST ACQUISITION

                              ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL
                              ECOLOGICO S.A. DE C.V.





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                                     - 13 -




                              ALLWASTE PAINT SERVICES S.A. DE C.V.

                              ALLWASTE ASBESTOS ABATEMENT, INC.

                              ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.

                              ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC.

                              ONEIDA ASBESTOS REMOVAL, INC.

                              ONEIDA ASBESTOS ABATEMENT INC.

                              SERV-TECH, INC.

                              HARTNEY INDUSTRIAL SERVICES CORPORATION

                              HARTNEY CORPORATION

                              TOTAL REFRACTORY SYSTEMS, INC.

                              CON-SEAL, INC.

                              UNITED INDUSTRIAL MATERIALS, INC.

                              ADVANCED REFRACTORY SERVICES, INC.

                              CASTING CONCEPTS, INC.

                              TURNAROUND MAINTENANCE, INC.

                              ENTERPRISE SERVICE CORPORATION

                              PRS HOLDING, INC.

                              PETRO RECOVERY SYSTEMS, INC.

                              TERMINAL TECHNOLOGIES, INC.





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                             SERV-TECH OF NEW MEXICO, INC.

                             DM ACQUISITION CORPORATION

                             DELTA MAINTENANCE, INC.

                             CHEMISOLV HOLDINGS, INC.

                             CHEMI-SOLV, INC.

                             CHEMISOLV LIMITED

                             ST PIPING, INC.

                             SERV-TECH EUROPE GMBH

                             REFINERY MAINTENANCE INTERNATIONAL LIMITED

                             SERV-TECH SERVICES, INC.

                             MAC-TECH, INC.

                             SERV-TECH MEXICANA S DE R.L.

                             SERV-TECH DE MEXICO S DE R.L.

                             HILL TECHNICAL SERVICES, INC.

                             PETROCHEM FIELD SERVICES DE VENEZUELA

                             AMERICAN MECHANICAL SERVICES, INC.

                             SERV-TECH SUDAMERICANA S.A.

                             SERV-TECH EPC, INC.

                             SERV-TECH ENGINEERS, INC.

                             F.C. SCHAFFER & ASSOCIATES, INC.





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                              SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.

                              SERV-TECH INTERNATIONAL SALES

                              INTSEL SOUTHWEST LIMITED PARTNERSHIP
                              by all of its partners
                              PEN METALS (DELAWARE), INC.
                              PHILIP METALS (DELAWARE), INC.

                              SECO INDUSTRIES, INC.

                              and all other Guarantor Subsidiaries (if any)



                              in each case by:


                              ____________________________________________
                              Colin Soule
                              Authorized Signatory